SUB-ITEM 77Q1(e)

                            MEMORANDUM OF AGREEMENT


         This Memorandum of Agreement, dated October 29, 2003, is entered into as of the dates indicated on Exhibit "A" between AIM Equity Funds, AIM Floating Rate Fund, AIM Funds Group, AIM Growth Series, AIM International Mutual Funds, AIM Investment Funds, AIM Investment Securities Funds, AIM Select Real Estate Income Fund, AIM Summit Fund, AIM Tax-Exempt Funds, AIM Variable Insurance Funds, Short-Term Investments Trust, and Tax-Free Investments Trust (each a "Company" and collectively, the "Companies"), on behalf of the portfolios listed on Exhibit "A" to this Memorandum of Agreement (the "Funds"), and A I M Advisors, Inc. ("AIM"). This Memorandum of Agreement restates the Memorandum of Agreement previously in effect prior to October 29, 2003 and entered into as of the effective dates indicated on Exhibit "A" between AIM Advisor Funds, AIM Equity Funds, AIM Floating Rate Fund, AIM Funds Group, AIM Growth Series, AIM International Funds, Inc. (now known as AIM International Mutual Funds), AIM Investment Funds, AIM Investment Securities Funds, AIM Select Real Estate Income Fund, AIM Series Trust, AIM Summit Fund, AIM Tax-Exempt Funds, AIM Variable Insurance Funds, Short-Term Investments Co., Short-Term Investments Trust, and Tax-Free Investments Co. (now known as Tax-Free Investments Trust), on behalf of the portfolios listed on Exhibit "A" to this Memorandum of Agreement (the "Funds"), and A I M Advisors, Inc. ("AIM").

         For and in consideration of the mutual terms and agreements set forth herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Companies and AIM agree as follows:

         1. Each Company, for itself and its Funds, and AIM agree that until the expiration date, if any, of the commitment set forth on the attached Exhibit "A" occurs, as such Exhibit "A" is amended from time to time, AIM will not charge any administrative fee under each Fund's advisory agreement in connection with securities lending activities.

         2. Neither a Company nor AIM may remove or amend the fee waivers to a Company's detriment prior to requesting and receiving the approval of the Fund's Board to remove or amend such fee waiver as described on the attached Exhibit "A". AIM will not have any right to reimbursement of any amount so waived.

         Unless a Company, by vote of its Board of Trustees, or AIM terminates the fee waiver, or a Company and AIM are unable to reach an agreement on the amount of the fee waiver to which the Company and AIM desire to be bound, the fee waiver will continue indefinitely with respect to such Company. Exhibit "A" will be amended to reflect the new date through which a Company and AIM agree to be bound.

         Nothing in this Memorandum of Agreement is intended to affect any other memorandum of agreement executed by any Company or AIM with respect to any other fee waivers, expense reimbursements and/or expense limitations

         IN WITNESS WHEREOF, each Company, on behalf of itself and its Funds listed in Exhibit "A" to this Memorandum of Agreement, and AIM have entered into this Memorandum of Agreement as of the date indicated on Exhibit "A".

                                            AIM EQUITY FUNDS
                                            AIM FLOATING RATE FUND
                                            AIM FUNDS GROUP
                                            AIM GROWTH SERIES
                                            AIM INTERNATIONAL MUTUAL FUNDS
                                            AIM INVESTMENT FUNDS
                                            AIM INVESTMENT SECURITIES FUNDS
                                            AIM SELECT REAL ESTATE INCOME FUND
                                            AIM SUMMIT FUND
                                            AIM TAX-EXEMPT FUNDS
                                            AIM VARIABLE INSURANCE FUNDS
                                            SHORT-TERM INVESTMENTS TRUST
                                            TAX-FREE INVESTMENTS TRUST


                                            By:  /s/ Robert H. Graham
                                              ---------------------------------

                                            Title:  President
                                                   ----------------------------



                                            A I M ADVISORS, INC.

                                            By:  /s/ Mark H. Williamson
                                                 ------------------------------

                                            Title:  President
                                                   ----------------------------

                                  EXHIBIT "A"


                                AIM EQUITY FUNDS

FUND                                            EFFECTIVE DATE            COMMITTED UNTIL*
----                                            --------------            ---------------
AIM Aggressive Growth Fund                       June 21, 2000
AIM Basic Value II Fund                         August 29, 2002
AIM Blue Chip Fund                               June 21, 2000
AIM Capital Development Fund                     June 21, 2000
AIM Charter Fund                                 June 21, 2000
AIM Constellation Fund                           June 21, 2000
AIM Core Strategies Fund                       December 28, 2001
AIM Dent Demographic Trends Fund                 June 21, 2000
AIM Diversified Dividend Fund                  December 28, 2001
AIM Emerging Growth Fund                         June 21, 2000
AIM Large Cap Basic Value Fund                   June 21, 2000
AIM Large Cap Growth Fund                        June 21, 2000
AIM Mid Cap Growth Fund                          June 21, 2000
AIM U.S. Growth Fund                            August 29, 2002
AIM Weingarten Fund                              June 21, 2000


                            AIM FLOATING RATE FUND

FUND                                            EFFECTIVE DATE            COMMITTED UNTIL*
----                                            --------------            ---------------

AIM Floating Rate Fund                         September 1, 2001

                                AIM FUNDS GROUP

FUND                                            EFFECTIVE DATE            COMMITTED UNTIL*
----                                            --------------            ---------------

AIM Balanced Fund                                June 1, 2000
AIM Basic Balanced Fund                       September 28, 2001
AIM European Small Company Fund                 August 30, 2000
AIM Global Value Fund                          December 27, 2000
AIM International Emerging Growth Fund          August 30, 2000
AIM Mid Cap Basic Value Fund                   December 27, 2001
AIM Premier Equity Fund                          June 1, 2000
AIM Select Equity Fund                           June 1, 2000
AIM Small Cap Equity Fund                       August 30, 2000

                               AIM GROWTH SERIES

FUND                                            EFFECTIVE DATE            COMMITTED UNTIL*
----                                            --------------            ---------------

AIM Basic Value Fund                             June 5, 2000
AIM Mid Cap Core Equity Fund                   September 1, 2001
AIM Small Cap Growth Fund                     September 11, 2000
AIM Global Trends Fund**                       September 1, 2001


* Committed until the Company or AIM requests and receives the approval of the Company's Board to remove or amend such fee waiver. Such commitments are evergreen until amended and apply to each Fund
** Effective November 4, 2003, AIM Global Trends Fund, formerly a series of AIM Series Trust, was restructured as a series of AIM Growth Series.

                         AIM INTERNATIONAL MUTUAL FUNDS

FUND                                            EFFECTIVE DATE            COMMITTED UNTIL*
----                                            --------------            ---------------
AIM Asia Pacific Growth Fund                     June 21, 2000
AIM European Growth Fund                         June 21, 2000
AIM Global Aggressive Growth Fund                June 21, 2000
AIM Global Growth Fund                           June 21, 2000
AIM International Growth Fund                    June 21, 2000
INVESCO International Core Equity Fund***      November 25, 2003

                              AIM INVESTMENT FUNDS

FUND                                            EFFECTIVE DATE            COMMITTED UNTIL*
----                                            --------------            ---------------

AIM Developing Markets Fund                    September 1, 2001
AIM Global Health Care Fund                    September 1, 2001
AIM Libra Fund                                 November 1, 2002
AIM Trimark Endeavor Fund                      November 4, 2003
AIM Trimark Fund                               November 4, 2003
AIM Trimark Small Companies Fund               November 4, 2003

                        AIM INVESTMENT SECURITIES FUNDS

FUND                                            EFFECTIVE DATE            COMMITTED UNTIL*
----                                            --------------            ---------------

AIM High Yield Fund                              June 1, 2000
AIM Income Fund                                  June 1, 2000
AIM Intermediate Government Fund                 June 1, 2000
AIM Limited Maturity Treasury Fund               June 1, 2000
AIM Money Market Fund                            June 1, 2000
AIM Municipal Bond Fund                          June 1, 2000
AIM Real Estate Fund****                      September 11, 2000
AIM Short Term Bond Fund                        August 29, 2002
AIM Total Return Bond Fund                     December 28, 2001

                       AIM SELECT REAL ESTATE INCOME FUND

FUND                                            EFFECTIVE DATE            COMMITTED UNTIL*
----                                            --------------            ---------------

AIM Select Real Estate Income Fund               May 31, 2002


                                AIM SUMMIT FUND

FUND                                            EFFECTIVE DATE            COMMITTED UNTIL*
----                                            --------------            ---------------

AIM Summit Fund                                  July 24, 2000

* Committed until the Company or AIM requests and receives the approval of the Company's Board to remove or amend such fee waiver. Such commitments are evergreen until amended and apply to each Fund.
*** Effective November 25, 2003, INVESCO International Core Equity Fund, formerly a series of AIM International Funds, Inc. II, was redomesticated as a series of AIM International Mutual Funds.
**** Effective October 29, 2003, AIM Real Estate Fund, formerly a series of AIM Advisor Funds, was restructured as a series of AIM Investment Securities Funds.

                              AIM TAX-EXEMPT FUNDS

FUND                                            EFFECTIVE DATE            COMMITTED UNTIL*
----                                            --------------            ---------------
AIM High Income Municipal Fund                   June 1, 2000
AIM Tax-Exempt Cash Fund                         June 1, 2000
AIM Tax-Free Intermediate Fund                   June 1, 2000

                          AIM VARIABLE INSURANCE FUNDS

FUND                                            EFFECTIVE DATE            COMMITTED UNTIL*
----                                            --------------            ---------------

AIM V.I. Aggressive Growth Fund                   May 1, 2000
AIM V.I. Balanced Fund                            May 1, 2000
AIM V.I. Basic Value Fund                     September 10, 2001
AIM V.I. Blue Chip Fund                           May 1, 2000
AIM V.I. Capital Appreciation Fund                May 1, 2000
AIM V.I. Capital Development Fund                 May 1, 2000
AIM V.I. Core Equity Fund                         May 1, 2000
AIM V.I. Dent Demographic Trends Fund             May 1, 2000
AIM V.I. Diversified Income Fund                  May 1, 2000
AIM V.I. Global Utilities Fund                    May 1, 2000
AIM V.I. Government Securities Fund               May 1, 2000
AIM V.I. Growth Fund                              May 1, 2000
AIM V.I. High Yield Fund                          May 1, 2000
AIM V.I. International Growth Fund                May 1, 2000
AIM V.I. Large Cap Growth Fund                 September 1, 2003
AIM V.I. Mid Cap Core Equity Fund             September 10, 2001
AIM V.I. Money Market Fund                        May 1, 2000
AIM V.I. New Technology Fund                      May 1, 2000
AIM V.I. Premier Equity Fund                      May 1, 2000
AIM V.I. Small Cap Equity Fund                 September 1, 2003

                         SHORT-TERM INVESTMENTS TRUST

FUND                                            EFFECTIVE DATE            COMMITTED UNTIL*
----                                            --------------            ---------------

Government & Agency Portfolio                    June 1, 2000
Government TaxAdvantage Portfolio                June 1, 2000
Treasury Portfolio                               June 1, 2000
Liquid Assets Portfolio*****                     June 1, 2000
STIC Prime Portfolio*****                        June 1, 2000

                           TAX-FREE INVESTMENTS TRUST

FUND                                            EFFECTIVE DATE            COMMITTED UNTIL*
----                                            --------------            ---------------

Tax-Free Cash Reserve Portfolio******            June 1, 2000


* Committed until the Company or AIM requests and receives the approval of the Company's Board to remove or amend such fee waiver. Such commitments are evergreen until amended and apply to each Fund.
***** Effective November 24, 2003, Liquid Assets and STIC Prime Portfolios, formerly series of Short-Term Investments Co., were restructured as series of Short-Term Investments Trust.
****** Effective November 4, 2003, Tax-Free Cash Reserve Portfolio, formerly a series of Tax-Free Investments Co., was restructured as a series of Tax-Free Investments Trust.

                                                    As revised October 15, 2004
                                  EXHIBIT "A"

                                AIM EQUITY FUNDS

FUND                                            EFFECTIVE DATE            COMMITTED UNTIL*
----                                            --------------            ---------------
AIM Aggressive Growth Fund                       June 21, 2000
AIM Blue Chip Fund                               June 21, 2000
AIM Capital Development Fund                     June 21, 2000
AIM Charter Fund                                 June 21, 2000
AIM Constellation Fund                           June 21, 2000
AIM Core Strategies Fund                       December 28, 2001
AIM Dent Demographic Trends Fund                 June 21, 2000
AIM Diversified Dividend Fund                  December 28, 2001
AIM Emerging Growth Fund                         June 21, 2000
AIM Large Cap Basic Value Fund                   June 21, 2000
AIM Large Cap Growth Fund                        June 21, 2000
AIM Mid Cap Growth Fund                          June 21, 2000
AIM Select Basic Value Fund                     August 29, 2002
AIM U.S. Growth Fund                            August 29, 2002
AIM Weingarten Fund                              June 21, 2000


                             AIM FLOATING RATE FUND

FUND                                            EFFECTIVE DATE            COMMITTED UNTIL*
----                                            --------------            ---------------

AIM Floating Rate Fund                         September 1, 2001

                                AIM FUNDS GROUP

FUND                                            EFFECTIVE DATE            COMMITTED UNTIL*
----                                            --------------            ---------------

AIM Balanced Fund                                June 1, 2000
AIM Basic Balanced Fund                       September 28, 2001
AIM European Small Company Fund                 August 30, 2000
AIM Global Value Fund                          December 27, 2000
AIM International Emerging Growth Fund          August 30, 2000
AIM Mid Cap Basic Value Fund                   December 27, 2001
AIM Premier Equity Fund                          June 1, 2000
AIM Select Equity Fund                           June 1, 2000
AIM Small Cap Equity Fund                       August 30, 2000

                               AIM GROWTH SERIES

FUND                                            EFFECTIVE DATE            COMMITTED UNTIL*
----                                            --------------            ---------------

AIM Basic Value Fund                             June 5, 2000
AIM Mid Cap Core Equity Fund                   September 1, 2001
AIM Small Cap Growth Fund                     September 11, 2000
AIM Global Equity Fund**                       September 1, 2001


* Committed until the Company or AIM requests and receives the approval of the Company's Board to remove or amend such fee waiver. Such commitments are evergreen until amended and apply to each Fund
** Effective November 4, 2003, AIM Global Trends Fund, formerly a series of AIM Series Trust, was restructured as a series of AIM Growth Series. Effective March 31, 2004, AIM Global Trends Fund was renamed AIM Global Equity Fund.

                                                    As revised October 15, 2004
                         AIM INTERNATIONAL MUTUAL FUNDS

FUND                                            EFFECTIVE DATE            COMMITTED UNTIL*
----                                            --------------            ---------------
AIM Asia Pacific Growth Fund                     June 21, 2000
AIM European Growth Fund                         June 21, 2000
AIM Global Aggressive Growth Fund                June 21, 2000
AIM Global Growth Fund                           June 21, 2000
AIM International Growth Fund                    June 21, 2000
AIM International Core Equity Fund***          November 25, 2003

                              AIM INVESTMENT FUNDS

FUND                                            EFFECTIVE DATE            COMMITTED UNTIL*
----                                            --------------            ---------------

AIM Developing Markets Fund                    September 1, 2001
AIM Global Health Care Fund                    September 1, 2001
AIM Libra Fund                                 November 1, 2002
AIM Trimark Endeavor Fund                      November 4, 2003
AIM Trimark Fund                               November 4, 2003
AIM Trimark Small Companies Fund               November 4, 2003

                        AIM INVESTMENT SECURITIES FUNDS

FUND                                            EFFECTIVE DATE            COMMITTED UNTIL*
----                                            --------------            ---------------

AIM High Yield Fund                              June 1, 2000
AIM Income Fund                                  June 1, 2000
AIM Intermediate Government Fund                 June 1, 2000
AIM Limited Maturity Treasury Fund               June 1, 2000
AIM Money Market Fund                            June 1, 2000
AIM Municipal Bond Fund                          June 1, 2000
AIM Real Estate Fund****                      September 11, 2000
AIM Short Term Bond Fund                        August 29, 2002
AIM Total Return Bond Fund                     December 28, 2001

                       AIM SELECT REAL ESTATE INCOME FUND

FUND                                            EFFECTIVE DATE            COMMITTED UNTIL*
----                                            --------------            ---------------

AIM Select Real Estate Income Fund               May 31, 2002


                                AIM SUMMIT FUND

FUND                                            EFFECTIVE DATE            COMMITTED UNTIL*
----                                            --------------            ---------------

AIM Summit Fund                                  July 24, 2000

* Committed until the Company or AIM requests and receives the approval of the Company's Board to remove or amend such fee waiver. Such commitments are evergreen until amended and apply to each Fund.
*** Effective November 25, 2003, INVESCO International Core Equity Fund, formerly a series of AIM International Funds, Inc. II, was redomesticated as a series of AIM International Mutual Funds.
**** Effective October 29, 2003, AIM Real Estate Fund, formerly a series of AIM Advisor Funds, was restructured as a series of AIM Investment Securities Funds.

                                                    As revised October 15, 2004
                              AIM TAX-EXEMPT FUNDS

FUND                                            EFFECTIVE DATE            COMMITTED UNTIL*
----                                            --------------            ---------------
AIM High Income Municipal Fund                   June 1, 2000
AIM Tax-Exempt Cash Fund                         June 1, 2000
AIM Tax-Free Intermediate Fund                   June 1, 2000

                          AIM VARIABLE INSURANCE FUNDS

FUND                                            EFFECTIVE DATE            COMMITTED UNTIL*
----                                            --------------            ---------------

AIM V.I. Aggressive Growth Fund                   May 1, 2000
AIM V.I. Balanced Fund                            May 1, 2000
AIM V.I. Basic Value Fund                     September 10, 2001
AIM V.I. Blue Chip Fund                           May 1, 2000
AIM V.I. Capital Appreciation Fund                May 1, 2000
AIM V.I. Capital Development Fund                 May 1, 2000
AIM V.I. Core Equity Fund                         May 1, 2000
AIM V.I. Core Stock Fund                        April 30, 2004
AIM V.I. Dent Demographic Trends Fund             May 1, 2000
AIM V.I. Diversified Income Fund                  May 1, 2000
AIM V.I. Dynamics Fund                          April 30, 2004
AIM V.I. Financial Services Fund                April 30, 2004
AIM V.I. Government Securities Fund               May 1, 2000
AIM V.I. Growth Fund                              May 1, 2000
AIM V.I. Health Sciences Fund                   April 30, 2004
AIM V.I. High Yield Fund                          May 1, 2000
AIM V.I. International Growth Fund                May 1, 2000
AIM V.I. Large Cap Growth Fund                 September 1, 2003
AIM V.I. Leisure Fund                           April 30, 2004
AIM V.I. Mid Cap Core Equity Fund             September 10, 2001
AIM V.I. Money Market Fund                        May 1, 2000
AIM V.I. Premier Equity Fund                      May 1, 2000
AIM V.I. Real Estate Fund                       April 30, 2004
AIM V.I. Small Cap Equity Fund                 September 1, 2003
AIM V.I. Small Company Growth Fund              April 30, 2004
AIM V.I. Technology Fund                        April 30, 2004
AIM V.I. Total Return Fund                      April 30, 2004
AIM V.I. Utilities Fund                         April 30, 2004


                          SHORT-TERM INVESTMENTS TRUST

FUND                                            EFFECTIVE DATE            COMMITTED UNTIL*
----                                            --------------            ---------------

Government & Agency Portfolio                    June 1, 2000
Government TaxAdvantage Portfolio                June 1, 2000
Treasury Portfolio                               June 1, 2000
Liquid Assets Portfolio*****                     June 1, 2000
STIC Prime Portfolio*****                        June 1, 2000

* Committed until the Company or AIM requests and receives the approval of the Company's Board to remove or amend such fee waiver. Such commitments are evergreen until amended and apply to each Fund.
***** Effective November 24, 2003, Liquid Assets and STIC Prime Portfolios, formerly series of Short-Term Investments Co., were restructured as series of Short-Term Investments Trust.

                                                    As revised October 15, 2004
                           TAX-FREE INVESTMENTS TRUST

FUND                                            EFFECTIVE DATE            COMMITTED UNTIL*
----                                            --------------            ---------------
Tax-Free Cash Reserve Portfolio******            June 1, 2000


* Committed until the Company or AIM requests and receives the approval of the Company's Board to remove or amend such fee waiver. Such commitments are evergreen until amended and apply to each Fund.
****** Effective November 4, 2003, Tax-Free Cash Reserve Portfolio, formerly a series of Tax-Free Investments Co., was restructured as a series of Tax-Free Investments Trust.